THE LAZARD FUNDS, INC.

Lazard U.S. High Yield Portfolio

Supplement to Prospectus dated May 31, 2012

Lazard U.S. High Yield Portfolio

The following information replaces any contrary information contained in the Prospectus:

Summary Section—U.S. High Yield Portfolio—Management—Portfolio Manager/Analysts

Thomas M. Dzwil, portfolio manager/analyst on the Investment Manager's U.S. High Yield team, has been with the Portfolio since May 2003.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager's portfolio management teams and responsible for the oversight of the U.S. Fixed Income teams, has been with the Portfolio since January 2013.

Fund Management—Portfolio Management

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

U.S. High Yield Portfolio – Thomas M. Dzwil (since May 2003) and David R. Cleary*** (since January 2013).

***	Mr. Cleary is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Fund Management—Biographical Information of Principal Portfolio Managers

Thomas M. Dzwil, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's U.S. High Yield team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Dated:  January 2, 2013

THE LAZARD FUNDS, INC.

Lazard U.S. High Yield Portfolio

Supplement to Statement of Additional Information dated May 31, 2012, as revised August 2, 2012

The following information replaces any contrary information contained in the Statement of Additional Information:

Management—Accounts Managed by the Portfolio Managers

The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio's portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
David R. Cleary#	1 (230.1 million)	3 (48.7 million)	313 (616.2 million)

Thomas M. Dzwil	1 (188.8 million)	1 (63.6 million)	4 (361.7 million)
__________
*	As of September 30, 2012.

#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Cleary manages two other accounts with assets under management of approximately $44.1 million.

##
Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Management—Ownership of Securities

As of December 31, 2011, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

High Yield Portfolio

David R. Cleary1	None

Thomas M. Dzwil	None
__________
*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensation arrangements described above.

1	For Mr. Cleary, holdings shown are as of November 30, 2012.

Dated:  January 2, 2013